UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2006

Angeion Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150
(Commission File Number)	(I.R.S. Employer Identification No.)

350 Oak Grove Parkway
St. Paul, Minnesota 55127-8599

(Address of principal executive offices and Zip Code)

(651) 484-4874

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 30, 2006, Angeion announced that its Board of Directors approved the appointment of Philip I. Smith to the Board of Directors, effective November 1, 2006.  Mr. Smith was not added to any committees of the Board, but the Company anticipates that he will be added to one or more of the Audit, Compensation and Governance/Nominating Committees.  A copy of the release regarding the appointment of Mr. Smith is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angeion Corporation

Dated: November 3, 2006	By	/s/ Rodney A. Young
Rodney A. Young
President and Chief Executive Officer
(Principal Executive Officer)